UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On April 16, 2024, United Airlines Holdings, Inc. ("UAL"), the holding company whose subsidiary is United Airlines, Inc. ("United," and together with UAL, the "Company"), issued a press release (the "Earnings Press Release") announcing the financial results of the Company for the first quarter of 2024. A copy of the Earnings Press Release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.
Item 7.01 Regulation FD Disclosure.
On April 16, 2024, the Company posted on its investor relations website at ir.united.com an investor update (the "Investor Update") providing additional information on the Company's business outlook (including certain financial and operational guidance). A copy of the Investor Update is furnished pursuant to this Item 7.01 as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. The Investor Update should be read in conjunction with the Earnings Press Release. The Company reserves the right to discontinue availability of the Investor Update from its website at any time.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Item 9.01 Financial Statements and Exhibits.

99.1	Press Release issued by United Airlines Holdings, Inc. dated April 16, 2024

99.2	Investor Update issued by United Airlines Holdings, Inc. dated April 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen
Name:	Michael Leskinen
Title:	Executive Vice President and Chief Financial Officer

Date: April 16, 2024

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